1988 STOCK OPTION PLAN

                                   IOMED INC.

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         1. Purpose.  This 1988 Stock Option Plan (the "Plan") is intended as an incentive to employees (whether or not officers) of IOMED, INC., a Utah corporation (the "Corporation"), or its subsidiaries, and to others who perform substantial services for the Corporation, by enabling them to acquire or increase their proprietary interest in the Corporation through ownership of the Corporation's common shares. The purposes of the Plan are to enable the Corporation to retain valuable employees, to attract new employees, to obtain
the  services  of  experts  and   consultants,   to   encourage   the  sense  of
proprietorship of such persons in the Corporation, and to stimulate the active interest of such persons in the development and financial success of the Corporation.

         2. Status of Options. Options granted under the Plan shall constitute either incentive stock options ("Incentive Stock Options") within the meaning of
Section 422A of the Internal Revenue Code, as amended (the "Code"), or options which are not incentive stock options ("Non-Incentive Stock Options"). The Incentive Stock Options and the Non-Incentive Stock Options which may be granted under the Plan are referred to herein collectively as "Options".

         3. Administration. The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Corporation. The Committee shall consist of at least three (3) members of the Board of Directors and may include the entire Board of Directors; provided, that no member of the Committee shall be eligible to receive Options under the Plan while serving as a member of the Committee. The Board of Directors may from time to time, remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors from the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it shall select. Acts approved by a majority of the Committee at meetings at which a quorum is present, or acts reduced to and approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. The Committee shall have full and complete power and authority, without further approval by the Board of Directors, to designate those persons who shall receive Options pursuant to the Plan; to grant Options pursuant to the Plan; to determine whether Option's granted pursuant to the Plan shall be Incentive Stock Options or Non-Incentive Stock Options; to establish the dates upon which Options granted pursuant to the Plan shall be exercisable, the option purchase price of the Corporation's common shares which are subject to Options granted under the Plan, and all other terms and conditions concerning the Options or their exercise; to interpret the provisions and supervise the administration of the Plan; and to otherwise further the purposes of the Plan. The interpretation and construction by the Committee of any provision of the Plan, or of any Option granted under it, shall be final, conclusive and binding upon the Corporation and all persons who are granted Options under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, or any Option granted under it.

         4.       Eligibility.

                  (a) The persons  who shall be  eligible  to receive  Incentive
Stock Options under the Plan shall be such full or part time employees (including officers, whether or not they are directors) of the Corporation, or of its subsidiaries, as the Committee shall select from time to time. Except as otherwise specifically provided herein, no employee shall be eligible to receive Incentive Stock Options under the Plan if, at the date such Options are granted, such employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, or of any parent or subsidiary corporation, including stock attributable to the employee pursuant to Section 425(d) of the Code; provided, however, that any employee who would have been otherwise eligible to receive Incentive Stock Options under the Plan, but for the fact that such employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock, as provided above, shall be eligible to receive Incentive Stock Options under the Plan if, at the time such Incentive Stock Options are granted, the option purchase price for the Corporation's common shares subject to such Option is at least 110% of the fair market value such common shares, and if the Incentive Stock Option granted to such employee is not exercisable after the expiration of five (5) year from the date such Option is granted.

                  (b) The persons who shall be eligible to receive Non-Incentive Stock Options under the Plan shall be such persons (whether or not employees of the Corporation) who perform substantial services for or on behalf of the Corporation or any of its subsidiaries, affiliates or any entity in which the Corporation has an interest, all as the Committee shall select from time to time.

         5. Common Shares Subject to the Plan. The shares which shall be subject to Options granted pursuant to the Plan shall be the Corporation's authorized but unissued or reacquired common shares, par value $.001 per share. The aggregate number of common shares which may be issued pursuant to Options granted under the Plan shall not exceed One Million (1,000,000) shares (the "Shares"). The limitations established by each of the preceding sentences shall be subject to adjustment as provided in paragraph 8 hereof. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made the subject of an Option under the Plan.

         6. Terms and Conditions of Incentive Stock Options. Incentive Stock Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements which shall be in such form and which shall contain such provisions consistent with the Plan as the Committee shall deem necessary and appropriate. Each Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

                  (a) Employment Arrangement. The granting of an Incentive Stock Option to any employee shall not impose upon the Corporation any obligation to retain the employee in its employ for any period.

                  (b) Number of Shares. Each Incentive Stock Option shall state the number of Shares to which it pertains.

                  (c) Option Price. Each Incentive Stock Option shall state the option purchase price of the Shares subject to such Options, which shall not be less than 100% of the fair market value of the Shares on the date of the granting of the Incentive Stock Option. The fair market value of the Shares shall be determined by the Committee in good faith, by reference to market quotations, appraisals by disinterested parties, or such other means as the Committee shall deem appropriate. The option purchase price of Shares subject to Incentive Stock Options granted to any employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, shall be determined in accordance with paragraph 4(a) hereof.

                  (d) Medium and Time of Payment. The option purchase price of Incentive Stock Options shall be payable upon the exercise of the Option and may be paid by cash or check, or by the delivery to the Corporation of such other form of consideration, including but not limited to common shares of the Corporation or options to purchase common shares of the Corporation, provided that no type of consideration which would disqualify the Option as an Incentive Stock Option under Section 422A of the Code shall be approved by the Committee. The Incentive Stock Option shall be exercised by written notice to the Corporation, in the form attached hereto as Exhibit "All (or in such other form as the Committee shall, in its sole discretion, deem acceptable) at its principal office. Such notice shall state the optionee's election to exercise the Option, shall state the exact number of Shares as to which exercise is being made and shall be accompanied by payment of the full purchase price of such Shares. The Incentive Stock Option shall be deemed exercised upon the date the Corporation actually receives the notice and payment required by this paragraph 6(d). The Corporation shall deliver to the person exercising the Incentive Stock Option a certificate or certificates representing the Shares covered by such Option as soon as practical after the required notice and payment have been received by the Corporation.

                  (e) Terms and Exercise. Each Incentive Stock Option granted pursuant to the Plan may be exercised only as provided in the agreement executed by the Corporation and the employee, which shall contain such provisions as to a vesting schedule and other terms or conditions for exercise of the Incentive Stock Options as the Committee may, in its sole discretion, determine and approve. Unless otherwise provided in the Plan or the agreement between the employee and the Corporation, any portion of the Incentive Stock Option not in fact exercised in the year in which it vests shall not lapse and may be exercised at any time during the remaining term of the Incentive Stock Option. Notwithstanding anything in the Plan to the contrary, each Incentive Stock Option granted under the Plan shall terminate and may not be exercised to any extent after the expiration of ten (10) years from the date such Option is granted. No Incentive Stock Option or installment thereof shall be exercisable except as to whole shares, and fractional share interests shall be disregarded. During the lifetime of the employee, the Incentive Stock Option shall be exercisable only by the employee. No Incentive Stock Option shall be assignable or transferable by the employee, other than by will or the laws of descent and distribution, as provided in paragraph 6(g) hereof.

                  (f) Termination of Employment Except Disability or Death. If the employee shall cease to be employed by the Corporation, or by one of its subsidiaries, for any reason except disability or death, Incentive Stock Options granted to such employee, to the extent vested upon the date such employee's employment terminates and to the extent not theretofore exercised, shall be exercisable at any time within three (3) months after such cessation of employment. The transfer of the employee from the employ of the Corporation to a subsidiary, or vice versa, or from one subsidiary to another, shall not be deemed a cessation of employment; provided, however, that Incentive Stock Options shall not be exercisable, under any condition, after the expiration of ten (10) years from the date they are granted. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination shall be final and conclusive.

                  (g) Death or Disability of Employee or Transfer of Incentive Stock Options. If the employee shall die or become disabled (within the meaning of Section 422A(c)(7) of the Code) while in the employ of the Corporation, or a subsidiary, and shall not have theretofore fully exercised Incentive Stock Options granted under the Plan, such Incentive Stock Options may be exercised, to the extent that the employee's right to exercise such Incentive Stock Option had accrued and become vested upon the date of his death or disability, at any time within twelve (12) months after the employee's death or disability, by the employee or his legal representative, in the case of disability, or by the personal representatives, executors or administrators of the employee's estate, in the case of death, or by any person or persons who shall have acquired the Incentive Stock Option directly from the employee by bequest or inheritance, provided, that under no circumstances may an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten (10) years from the date upon which such Option was granted.

                  (h) Value of Shares Issued. Notwithstanding anything to the contrary provided herein, the aggregate fair market value, as determined at the time an Incentive Stock Option is granted, of the Shares with respect to which Incentive Stock Options granted under this Plan are exercisable for the first time by the optionee during any calendar year (under all incentive stock option plans of the Corporation and its parent and subsidiary corporations) shall not exceed $100,000.

         7. Terms and Conditions of Non-Incentive Stock Options. Non-Incentive Stock Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements which shall be in such form and which shall contain such provisions consistent with the Plan as the Committee shall deem necessary and appropriate. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares. Each Non-incentive Stock Option shall state the number of shares to which it pertains.

                  (b) Option Price. Each Non-Incentive Stock Option shall state the option purchase price for the shares covered by such Option, which shall not be less than the par value of the shares.

                  (c) Medium and Time of Payment. The option purchase price of Non-Incentive Stock Options shall be paid by the delivery to the Corporation of such consideration as the Committee shall determine. The Non-Incentive Stock Options shall be exercised by written notice to the Corporation, in the form attached hereto as Exhibit "B" (or in such other form as the Committee shall, in its sole discretion, deem acceptable) at its principal office. Such notice shall state the optionee's election to exercise the Non-Incentive Stock Option, shall state the exact number of Shares as to which exercise is being made and shall be accompanied by payment of the full option purchase price of such shares. The Non-incentive Stock Option shall be deemed exercised upon the date the Corporation actually receives the notice and payment required by this paragraph 7(c). The Corporation shall deliver to the person exercising the Non-Incentive Stock Option a certificate or certificates representing the shares covered by such option as soon as practical after the required notice and payment have been received by the Corporation.

                  (d) Expiration of Non-Incentive Stock Options. No Non-Incentive Stock Option granted pursuant to the Plan shall be exercisable by the optionee, in whole or in part, at any time after the expiration of ten (10) years from the date such option is granted.

                  (e) Terms and Exercise. Each Non-Incentive Stock Option granted pursuant to the Plan may be exercised only as provided in the agreement executed by the Corporation and the optionee, which shall contain such provisions as to a vesting schedule and other terms or conditions for exercise of the Non-Incentive Stock Option as the Committee may, in its sole discretion, determine and approve. Unless otherwise provided in the Plan or in the agreement between the optionee and the Corporation, any portion of a Non-Incentive Stock Option not in fact exercised in the year in which it vests shall not lapse and may be exercised at any time during the remaining term of such Non-Incentive Stock Option. No Incentive Stock Option or installment thereof shall be exercisable except as to whole shares, and fractional share interests shall be disregarded.

         8. Recapitalization of the Corporation. Subject to any required action by the shareholders of the Corporation, the number of Shares covered by an Option, and the option purchase price of Shares subject to Options, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding common shares of the Corporation resulting from a subdivision or consolidation of such shares or the payment of a share dividend or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

                  If the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the number of securities to which the owner of the number of Shares subject to an Option would have been entitled had the optionee been the owner of such Shares on the date of the merger or consolidation. In the event of a dissolution or liquidation of the Corporation, or the sale of all or substantial all of the assets of the Corporation, or a merger or consolidation in which the Corporation is not the surviving corporation (collectively "Terminating Events"), the optionee shall have the right, for a period of thirty (30) days after the date upon which the Corporation shall, at its sole election, send to the optionee (by certified United States mail, with postage prepaid and return receipt requested) written notice of such Terminating Event, to exercise his Option in whole or in part without regard to any vesting schedule otherwise applicable to the Option. If the optionee shall fail to exercise his Option within such thirty (30) day period, the Option (or any unexercised portion thereof) shall terminate and shall be of no further force or effect. If the Corporation elects not to give the optionees written notice of the Terminating Event, then each outstanding Option shall pertain and apply to the number of securities or other property to which the owner of the number of Shares subject to an Option would have been entitled had the optionee been the owner of such Shares on the date of the Terminating Event.

                  In  the  event  of  a  change  in  the  Shares  as   presently
constituted, the securities resulting from any such change shall be deemed to be Shares within the meaning of the Plan.

                  To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                  Except as hereinbefore expressly provided in this paragraph 8, the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares subject to the Option.

                  The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

         9. Rights as a Shareholder. An optionee or an authorized transferee of an Option shall have no rights as a shareholder of the Corporation with respect to any Shares covered by an Option until the date of the issuance of a certificate representing such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in paragraph 8 hereof.

         10. Modification, Extension and Renewal of Options. The Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised); provided, however, that in regard to Incentive Stock Options such actions shall be taken subject to the terms and conditions and strictly in accordance with the statutorily imposed limitations of Section 422A of the Code. Notwithstanding the foregoing, however, without the consent of the optionee, no modification of an Option shall materially alter or impair-any rights or obligations under any Option theretofore granted under the Plan.

         11. Restrictive Legends. Each certificate representing Shares issued pursuant to the exercise of an Option may have impressed thereupon such restrictive legends as the Committee shall deem appropriate.

         12. Right of First Refusal. Until the date which shall occur 120 days after the effective date of the first registration statement relating to the common shares of the Corporation which is filed by the Corporation on a form of general applicability with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, no optionee who acquires Shares pursuant to the exercise of an Option granted under the Plan shall sell, transfer, pledge, encumber or otherwise hypothecate (collectively a "Sale") any of such Shares except in accordance with the provisions of this paragraph 12.

                  (i) Any optionee who desires to engage in a Sale of any Shares acquired pursuant to the exercise of an Option granted under the Plan shall give the Corporation written notice of the proposed Sale, which written notice shall set forth, in detail, all of the terms and conditions of the proposed Sale.

                  (ii) For a period of 30 days from and after the date upon which the Corporation actually receives the written notice required by paragraph 12(i) hereof, the Corporation, or its designee(s), shall have the right to purchase all (but not less than all) of the Shares described in such written notice for a purchase price which shall be equal to either the cash purchase price specified in such notice or, in the event that the proposed Sale provides for noncash consideration, an amount of cash which shall be equal to the fair market value (as determined in good faith by the Committee) of such noncash consideration.

                  (iii) If the Corporation, or its designee(s) shall fail to exercise its right to purchase the Shares described in the written notice within such 30 day period, the optionee shall be free to engage in and carry out the Sale, but only upon the exact terms and conditions specified in the written notice.

         13. Loans. The Corporation shall have the right, but not the obligation, to loan to any optionee an amount equal to all or a portion of the option purchase price for Shares subject to Options granted under the Plan in order to enable the optionee to exercise all or a portion of an Option. All loans made to optionees pursuant to this paragraph 13 shall be made upon such terms and conditions as the Committee shall recommend, shall provide for adequate security for the repayment of such loan and shall be made only upon the specific approval of the Board of Directors of the Corporation. The Corporation shall not make loans to any officer, director or control person of the Corporation who is an optionee unless each such loan is approved by the shareholders of the Corporation.

         14. Other Provisions. Options granted under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

         15. Term of Plan. Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board of Directors, or the date upon which this Plan is approved by the shareholders of the Corporation, whichever shall first occur.

         16. Indemnification of Committee. The members of the Committee shall be indemnified by the Corporation, to the full extent permitted by the Articles of Incorporation and Bylaws of the Corporation and the laws of the State of Utah, against the reasonable expense, including attorneys' fees, actually or necessarily incurred by them in connection with the defense or settlement of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be made a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder.

         17. Amendment of the Plan. The Board of Directors may, from time to time, insofar as permitted by law suspend or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares not at the time subject to Options at the time of such action; provided, however, that, without approval of the shareholders of the Corporation, no such revision or amendment shall change the number of Shares subject to the Plan, change the designation of the class of persons eligible to receive Options, decrease the price at which Options may be granted, or remove the administration of the Plan from the Committee.

         18. Application of Funds. The proceeds received by the Corporation from the sale of Shares pursuant to Options will be used for general corporate purposes.

         19. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the optionee to exercise such Option.

         20. Approval of Shareholders. The Plan shall be approved by the holders of a majority of the outstanding shares of each class of stock of the Corporation, which approval must occur within the period beginning twelve months before and ending twelve months after the date the Plan is adopted by the Board of Directors.

         21. Severability. It is the intent of the Board of Directors that Incentive Stock Options granted pursuant to the terms of this Plan shall qualify for treatment under Section 422A of the Code as incentive stock options. To that end, should any provision of this Plan be determined to invalidate such incentive stock option treatment, such provision shall not be a part of -this Plan, and shall be severable from and shall not affect the remaining provisions of this Plan.

                       CERTIFICATE OF CORPORATE SECRETARY

             I hereby certify that the foregoing 1988 Stock Option Plan was approved and adopted by the Board of Directors of lomed, Inc. on April 15, 1988.

                                    /s/ Joel D. Kell
                                    Secretary